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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported) February 11, 1999

                         IMPAC MORTGAGE HOLDINGS, INC.
               (Name of registrant as specified in its charter)

                       Maryland                                                     33-0675505
(State or other jurisdiction of incorporation or organization)         (I.R.S. employer identification number)

                  20371 Irvine Avenue
             Santa Ana Heights, California                                            92707
       (Address of principal executive offices)                                    (Zip code)

                   Issuer's telephone number: (714) 556-0122



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

       (a) Reference is made to the press release issued to the public by the Registrant on February 11, 1999, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.



Item 7.  Financial Statements and Exhibits

       (c)   Exhibits

       99.1  Press Release dated February 11, 1999.



                                       2
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 18, 1999

                                       IMPAC MORTGAGE HOLDINGS, INC.


                                       BY:    /s/ Richard J. Johnson
                                          --------------------------------------
                                            Richard Johnson
                                            Executive Vice President Finance
                                            and Chief Financial Officer